UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 17, 2014

Health Net, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12718	95-4288333
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21650 Oxnard Street, Woodland Hills, California		91367
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (818) 676-6000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Cal MediConnect Contract

Overview

On January 17, 2014, Health Net Community Solutions, Inc. (“HNCS”), a wholly-owned subsidiary of the registrant, entered into Amendment 1.0 to the three-way contract executed in December 2013 with the Department of Health and Human Services, acting by and through the Centers for Medicare & Medicaid Services (“CMS”), and the state of California, acting by and through the Department of Health Care Services (“DHCS”) (the three-way contract as amended, the “Cal MediConnect Contract”).

HNCS entered into the Cal MediConnect Contract in connection with its participation in the Capitated Financial Alignment Model Demonstration, referred to in California as Cal MediConnect (the “Demonstration”). The Demonstration was created as part of California’s Coordinated Care Initiative, state legislation affecting California’s Medi-Cal program that passed in 2012. Under the Demonstration, and pursuant to the Cal MediConnect Contract, HNCS will provide managed care services to participating individuals who are dually eligible for both the Medicare and Medi-Cal programs and who are enrolled in the Demonstration in San Diego or Los Angeles Counties (“Enrollees”).

The managed care services to be provided by HNCS to Enrollees under the Cal MediConnect Contract include medical, prescription drug, long-term services and support, and behavioral health services. HNCS’s responsibilities under the Cal MediConnect Contract also include providing traditional managed care services, including quality improvement, grievance and appeals, provider network establishment, and utilization management functions. HNCS will also perform care coordination, case management services, and health risk assessments, and develop individualized care plans for Enrollees.

Enrollment

In San Diego County, HNCS may begin accepting enrollments no earlier than February 1, 2014, and the first effective date of coverage will be no earlier than April 1, 2014. In Los Angeles County, HNCS may begin accepting enrollments no earlier than April 1, 2014, and the first effective date of coverage will be no earlier than April 1, 2014. Certain eligible individuals will also be enrolled with HNCS automatically by DHCS after being given an opportunity to opt out of the Demonstration. This “passive enrollment” process will provide such enrollees with effective dates of coverage with HNCS of no earlier than April 1, 2014, in San Diego County and no earlier than July 1, 2014, in Los Angeles County.

Compensation

Under the Cal MediConnect Contract, HNCS will be compensated on a capitated, prospective per-member-per-month basis. CMS and DHCS will each pay a portion of the monthly capitation payment to HNCS reflecting each agency’s responsibility for Medicare and Medi-Cal services, respectively. CMS and DHCS have the right to modify the capitation rates. Under the Cal MediConnect Contract, HNCS is required to accept the capitation payments described in the agreement, which are based on the historical fee-for-service cost for providing care to the Enrollees, as payment in full for HNCS services under the Cal MediConnect Contract.

The Cal MediConnect Contract includes a risk adjustment process which adjusts the capitation payment to HNCS based on the health characteristics of the Enrollee population. For the Medicare portion of the rate, the risk adjustment is based on hierarchical condition category and prescription drug hierarchical condition category risk scores, consistent with the current methodology for Medicare Advantage plans. For the Medi-Cal portion of the rate, DHCS will calculate a blended rate based on the projected distribution of members by category of aid. However, during the first 18 months of the Demonstration, the blended rate will be adjusted to reflect differences between the projected and realized distribution by aid category.

The Cal MediConnect Contract also provides for risk corridors that limit HNCS’s upside financial gains and reduce its downside financial risk. Such risk corridors will be established for each term of the Demonstration, and will be reconciled after the application of risk adjustment methodologies. Risk corridor gains and losses are payable at varying rates within revenue bands.

The Cal MediConnect Contract also contains a quality withhold provision under which DHCS and CMS will withhold a portion of capitation payments to ensure that HNCS performs to specified quality standards. The quality withhold percentages have been set at 1%, 2%, and 3% of the capitation payments (excepting the portion of the capitation payments relating to Medicare Part D) in Terms 1, 2, and 3 respectively (each as defined below). Withheld amounts will be paid to HNCS subject to HNCS’s satisfaction of contractual quality standards.

The financial performance of the Cal MediConnect Contract is included in the calculation of the settlement account that was established pursuant to the terms of the Settlement Agreement entered into by DHCS, HNCS and Health Net of California, Inc. on November 2, 2012. For additional information regarding the Settlement Agreement, see Health Net, Inc.’s Quarterly Report on Form 10-Q for the period ended September 30, 2013, filed with the Securities and Exchange Commission on November 7, 2013.

Term and Termination

The initial term of the Cal MediConnect Contract will end on December 31, 2015 (“Term 1”). The Cal MediConnect Contract – and HNCS’s participation in the Demonstration – will then automatically renew for two one-year terms ending December 31, 2016 and December 31, 2017 (“Term 2” and “Term 3” respectively). HNCS may choose not to renew the Cal MediConnect Contract as of December 31, 2014 by providing notice before August 1, 2014. HNCS may choose not to renew the Cal MediConnect Contract as of December 31, 2015 or December 31, 2016 by providing notice before the first Monday in June of 2015 or 2016, respectively. CMS or DHCS may immediately terminate the Cal MediConnect Contract if HNCS substantially fails to meet its contractual obligation or violates Medicare or Medi-Cal laws, rules, or regulations. CMS or DHCS may also immediately terminate the contract in the event they determine that HNCS’s participation in the Demonstration will endanger enrollees or compromise the integrity of the Medicare or Medi-Cal programs. CMS or DHCS may also terminate the contract without cause with prior written notice in accordance with the terms of the contract.

Additionally, any party may terminate the Cal MediConnect Contract with prior written notice due to a material breach by the other party, and CMS or DHCS may terminate due to a material breach without prior written notice if CMS or DHCS determines that a delay in termination poses serious risk to Enrollees’ health. CMS or DHCS also may terminate if termination is required due to a material change in applicable law. CMS also may unilaterally terminate the contract pursuant to Social Security Act Section 1115A(b)(3)(B) in the event specified budget neutrality requirements are not satisfied.

Availability of Contract

The description above summarizes the material provisions of the Cal MediConnect Contract. A template of the Cal MediConnect Contract is available on CMS’s website at www.cms.gov.

CAUTIONARY STATEMENTS: The company and its representatives may from time to time make written and oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act (“PSLRA”) of 1995, including statements in this and other reports, in presentations, press releases, filings with the Securities and Exchange Commission (“SEC”), reports to stockholders and in meetings with investors and analysts. All statements in this report, other than statements of historical information provided herein, may be deemed to be forward-looking statements and as such are intended to be covered by the safe harbor for “forward-looking statements” provided by PSLRA. These statements are based on management’s analysis, judgment, belief and expectation only as of the date hereof, and are subject to changes in circumstances and a number of risks and uncertainties. Without limiting the foregoing, statements including the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend,” “feels,” “will,” “projects” and other similar expressions are intended to identify forward-looking statements. Actual results could differ materially from those expressed in, or implied or projected by, the forward-looking information and statements due to, among other things, the risks inherent in the company’s participation in Calfornia’s Coordinated Care Initiative (“CCI”). The CCI is a model of providing health care that is new to regulatory authorities and health plans in the State of California, and our success in the CCI will be subject to a number of risks inherent in untested health care initiatives. In addition, the individuals covered by the CCI (commonly referred to as “dual eligibles”) are generally among the most chronically ill individuals within each of Medicare and Medi-Cal, requiring a complex range of services from multiple providers. If we do not adequately predict the costs of providing benefits to dual eligibles or if the rates under our agreement with the Centers for Medicare & Medicaid Services (“CMS”) and the California Department of Health Care Services (“DHCS”) do not prove to be adequate, our participation in the CCI may be unprofitable. Our participation in the CCI also will require us to effectively design and implement the necessary modifications to the company’s internal administrative and operations structure to meet the demands of the CCI, including, without limitation, changes to implement delivery systems for benefits with which the company has limited operating experience such as long-term services and support. There can be no assurance that our participation in the CCI will prove to be successful. Our failure to successfully participate in the CCI could have a material adverse effect on our business, financial condition and results of operation. For additional information regarding risks and uncertainties relating to the company’s participation in the CCI, see the risks discussed in the company’s filings with the SEC, including in the risk factor entitled “A significant reduction in revenues from the government programs in which we participate or other changes to these programs could have a material adverse effect on our business, financial condition or results of operations.” in the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2013 and the risk factor entitled “If we participate in the California Coordinated Care Initiative in Los Angeles County and/or San Diego County, this business opportunity may prove to be unsuccessful for a number of reasons.” in the company’s Annual Report on Form 10-K for the year ended December 31, 2012.

In addition, the company’s actual results could differ materially from those expressed in, or implied or projected by the forward-looking information and statements due to, among other things, health care reform and other increased government participation in and regulation of health benefits and managed care operations, including the ultimate impact of the Affordable Care Act, which could materially adversely affect the company’s financial condition, results of operations and cash flows through, among other things, reduced revenues, new taxes, expanded liability, and increased costs (including medical, administrative, technology or other costs), and require changes to the ways in which the company does business; risks related to the company’s ability to successfully participate in the Covered California health insurance exchanges and/or Arizona’s Medicaid program; rising health care costs; the timing of collections on amounts receivable from state and federal governments and agencies, including collections of amounts owed under the T-3 contract; negative prior period claims reserve developments; membership declines; rate cuts and other risks and uncertainties affecting the company’s Medicare or Medicaid businesses; trends in medical care ratios; unexpected utilization patterns or unexpectedly severe or widespread illnesses; litigation costs; regulatory issues with federal and state agencies including, but not limited to, the California Department of Managed Health Care, the Centers for Medicare & Medicaid Services, the Office of Civil Rights of the U.S. Department of Health and Human Services and state departments of insurance; operational issues; continued slow economic growth or a further decline in the economy; failure to effectively oversee our third-party vendors; noncompliance by the company or the company’s business associates with any privacy laws or any security breach involving the misappropriation, loss or other unauthorized use or disclosure of confidential information; impairment of the company’s goodwill or other intangible assets; investment portfolio impairment charges; volatility in the financial markets; liabilities incurred in connection with the company’s divested operations; and general business and market conditions.

Additional factors that could cause actual results to differ materially from those reflected in the forward-looking statements include, but are not limited to, the risks discussed in the “Risk Factors” section included within the company’s most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q filed with the SEC and the other risks discussed in the company’s filings with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements. Except as may be required by law, the company undertakes no obligation to address or publicly update any forward-looking statements to reflect events or circumstances that arise after the date of this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Health Net, Inc.

January 23, 2014	By:	/s/ Joseph C. Capezza
	Name:	Joseph C. Capezza
	Title:	Executive Vice President, Chief Financial Officer and Treasurer